Filed pursuant to Rule 497(k)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG GW&K ESG Bond Fund

Supplement dated April 1, 2024 to the Summary Prospectus, dated May 1, 2023

The following information supplements and supersedes any information to the contrary relating to AMG GW&K ESG Bond Fund (the “Fund”), a series of AMG Funds III, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

Effective immediately, Stephen J. Repoff will no longer serve as a portfolio manager of the Fund and Mary F. Kane will serve as the portfolio manager primarily responsible for the day-to-day management of the Fund. Accordingly, the reference to and all information relating to Mr. Repoff in the section titled “Portfolio Management – Portfolio Managers” beginning on page 4 of the Summary Prospectus are hereby deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE